EXHIBIT 10.20
First AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 10, 2019, by and among NEW SENIOR INVESTMENT GROUP INC., a Delaware corporation (“Borrower”), the undersigned parties to this Amendment executing as “Guarantors” (hereinafter referred to individually as “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), BMO HARRIS BANK N.A. (“BMO”), CAPITAL ONE, NATIONAL ASSOCIATION (“Capital One”), CADENCE BANK, N.A. (“Cadence”), DEUTSCHE BANK AG, NEW YORK BRANCH (“DB”), ROYAL BANK OF CANADA (“RBC”; KeyBank, BMO, Capital One, Cadence, DB and RBC collectively, the “Lenders”), and KeyBank as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, Agent, KeyBank and the other Lenders are parties to that certain Credit Agreement dated as of December 13, 2018 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);
WHEREAS, the Guarantors executed and delivered to Agent and the Lenders that certain Unconditional Guaranty of Payment and Performance dated as of December 13, 2018 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Guaranty”);
WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and Agent and the undersigned Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions
. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.
2.Modifications of the Credit Agreement
. The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:
(a)By inserting the following definitions in §1.1 of the Credit Agreement, in the appropriate alphabetical order:
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“Interest Rate Swap. A Derivatives Contract to be entered into by Borrower in the form of one or more interest rate swaps that will swap floating rate interest up to $350,000,000.00 of Indebtedness to a fixed rate of interest, having a term of no greater than four (4) years from the date of execution and that will swap one-month “LIBOR” to a fixed interest rate of not greater than three percent (3%) per annum.
Insolvency Event. With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.
Insolvency Laws. The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.”
(b)By deleting the word “and” appearing at the end of §8.2(viii) of the Credit Agreement, deleting the period appearing at the end of §8.2(ix) of the Credit Agreement and inserting in lieu thereof “; and”, and by inserting the following as §8.2(x) of the Credit Agreement:
“(x) Liens granted by Propco 12 LLC of its Equity Interests in NIC 12 Summerfield Estates Owner LLC and its rights to distributions from such Person and other rights relating thereto to secure the obligations of Borrower under the Interest Rate Swap.”
(c)By deleting in its entirety the last paragraph of §8.2 of the Credit Agreement, and inserting in lieu thereof the following:
“Notwithstanding anything in this Agreement to the contrary, (i) no Guarantor shall create or incur or suffer to be created or incurred or to exist any Lien other than Liens contemplated in §§8.2(i), 8.2(vi), 8.2(viii) and 8.2(ix), and (ii) neither Borrower, any Guarantor nor any of their respective Subsidiaries shall grant any Liens secured by Equity Interests or any distributions or any other rights

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or interests relating thereto except for Liens granted to Agent under the Loan Documents and the Lien permitted pursuant to §8.2(x). For the avoidance of doubt, no vehicles used in connection with the operation of a Borrowing Base Property shall be subject to any Lien, and (y) no receivables of Borrower or any Guarantor shall be subject to any Lien except a Lien in favor of Agent for the benefit of the Lenders.”
3.Consent to Incurrence of Recourse Debt
. §9.6 of the Credit Agreement provides that neither the Borrower nor any Guarantor shall create, incur, assume, guarantee or otherwise be or remain liable, contingently or otherwise, with respect to any Recourse Indebtedness (other than the Obligations) without the prior written consent of the Required Lenders, which consent may be withheld in their sole and absolute discretion. By execution of this Amendment, the Required Lenders consent to Borrower incurring Recourse Indebtedness pursuant to the Interest Rate Swap. The obligations of Borrower with respect to the Interest Rate Swap shall be Indebtedness to the extent provided in the definition of Indebtedness.
4.References to Credit Agreement
. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.
5.Consent of Guarantors
. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and the execution and delivery of any other agreements contemplated hereby, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.
6.Representations
. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows as of the date of this Amendment:
(a)Authorization
. The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction,

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license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, operating agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, any of such Persons or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons other than the Liens and encumbrances in favor of the Agent contemplated by the Credit Agreement and the other Loan Documents, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.
(b)Enforceability
. This Amendment is the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and general principles of equity.
(c)Approvals
. The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained and other than any public filings as may be required with respect to this Amendment.
(d)Reaffirmation
. Borrower and the Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents except for representations or warranties that expressly relate to an earlier date. Each of the representations and warranties made by or on behalf of Borrower, Guarantors or any of their respective Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true and correct in all material respects both as of the date as of which they were made and are true and correct in all material respects as of the date hereof, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).
(e)No Default
. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents immediately after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.

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7.Waiver of Claims
. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
8.Ratification
. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents. Nothing in this Amendment or any other document executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty). This Amendment shall constitute a Loan Document.
9.Counterparts
. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
10.Miscellaneous
. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
11.Effective Date
. This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:
(a)the execution and delivery of this Amendment by Borrower, Guarantors, Agent, and the Required Lenders;
(b)receipt by Agent of such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request; and
(c)the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby.
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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.
BORROWER:
NEW SENIOR INVESTMENT GROUP INC., a Delaware corporation
By: /s/ David Smith Name: David SmithTitle: Chief Financial Officer
(SEAL)

[Signature Page to First Amendment to Credit Agreement – KeyBank/New Senior Investment Group Inc.]

GUARANTORS:
SNR OPERATIONS LLC,
           PROPCO LLC,
           PROPCO 25 LLC,
           BF LEASING LLC,
           SNR 25 LEASING LLC,
           BF OWNER LLC,
           SNR 25 OWNER LLC,
           B LEASING LLC,
           B OWNER LLC,
           B OREGON LEASING LLC,
           B CALIFORNIA LEASING LLC,
           B ARIZONA LEASING LLC,
           B UTAH LEASING LLC,
           B IDAHO LEASING LLC,
           B OREGON OWNER LLC,
           B CALIFORNIA OWNER LLC,
           B ARIZONA OWNER LLC,
           B UTAH OWNER LLC,
           B IDAHO OWNER LLC,
           SHELDON PARK LEASING LLC,
           ORCHARD PARK LEASING LLC,
           SUNSHINE VILLA LEASING LLC,
           DESERT FLOWER LEASING LLC,
           CANYON CREEK LEASING LLC,
           WILLOW PARK LEASING LLC,
           SNR 25 LEGACY AT GEORGETOWN LEASING LLC,
           SNR 25 LEGACY AT BEAR CREEK LEASING LLC,
           SHELDON PARK OWNER LLC,
           ORCHARD PARK OWNER LLC,
           SUNSHINE VILLA OWNER LLC,
           DESERT FLOWER OWNER LLC,
           CANYON CREEK OWNER LLC,
           WILLOW PARK OWNER LLC,
           SNR 25 LEGACY AT GEORGETOWN OWNER LLC,
           SNR 25 LEGACY AT BEAR CREEK OWNER LLC,
each a Delaware limited liability company
By: /s/ David Smith__________________________
Name: Jane Ryu
Title: President
(SEAL)

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[Signature Page to First Amendment to Credit Agreement – KeyBank/New Senior Investment Group Inc.]

LENDERS:
KEYBANK NATIONAL ASSOCIATION, individually and as Agent
By: /s/ Eric Hafertepen_______________________Name: Eric HafertepenTitle: Vice President – Real Estate Capital
BMO HARRIS BANK N.A.
By: /s/ Lloyd Baron__________________________Name: Lloyd BaronTitle: Director
CAPITAL ONE, NATIONAL ASSOCIATION
By: /s/ Alicia Cook__________________________Name: Alicia CookTitle: Authorized Signatory
CADENCE BANK, N.A.
By: /s/ Will Donnelly________________________Name: Will DonnellyTitle: Portfolio Manager
DEUTSCHE BANK AG, NEW YORK BRANCH
By: /s/ Alexander Johnson____________________Name: Alexander JohnsonTitle: Managing Director
By: /s/ Mariana Grigoryanis___________________Name: Mariana GrigoyanisTitle: Vice President
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[Signature Page to First Amendment to Credit Agreement – KeyBank/New Senior Investment Group Inc.]

ROYAL BANK OF CANADA
By: /s/ William Behuniak_____________________Name: William BehuniakTitle: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – KeyBank/New Senior Investment Group Inc.]